UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
 ___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2017
 __________________________________
Novelion Therapeutics Inc.
(Exact Name of Registrant as specified in its charter)
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British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright
1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada
(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A
(Former name or former address, if changed since last report.)
 ____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Novelion Therapeutics, Inc. (the “Company”) reported the election of John Orloff, Mark DiPaolo and Suzanne Bruhn to the Company’s Board of Directors (the “Board”) on Current Reports on Form 8-K filed on June 1, 2017, August 2, 2017 and September 11, 2017, respectively. As part of the Board’s annual committee review, the Board approved the following standing committee assignments for all directors, effective November 13, 2017:

Audit Committee
John C. Thomas Jr. (chair)
Mark Corrigan
Stephen L. Sabba

Compensation Committee
Stephen L. Sabba (chair)
Suzanne Bruhn
John C. Thomas Jr.

Compliance Committee
Donald K. Stern (chair)
Jason M. Aryeh
Mark Corrigan

Corporate Governance and Nominating Committee
Kevin Kotler (chair)
Jason M. Aryeh
Mark DiPaolo

Scientific and Innovation Committee
John Orloff (chair)
Suzanne Bruhn
Mark Corrigan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Benjamin Harshbarger
Name:	Benjamin Harshbarger
Title:	General Counsel

Date:  November 16, 2017